Security Municipal Bond Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated August 29, 2005,
To Prospectus Dated May 1, 2005

The Board of Directors of Security Municipal Bond Fund (the "Fund") has approved a Plan of Liquidation with respect to the Fund whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. Under the Plan of Liquidation, the Fund will promptly wind up its business and affairs. The date of liquidation for the Fund currently is anticipated to be on or about October 14, 2005 (the "Liquidation Date").

Liquidation of the Fund is contingent upon receipt of Fund shareholder approval of the proposed Plan of Liquidation, which is being sought via proxy materials dated August 29, 2005. If shareholders do not approve the proposed Plan of Liquidation, the Fund will continue to exist in accordance with its stated objective and policies. In such a case, the Board of Directors of the Fund would consider what, if any, steps to take concerning the future of the Fund.

In conjunction with approving the termination and liquidation of the Fund, the Board of Directors of the Fund further approved closing the Fund to new investments effective as of the close of business on October 6, 2005. The Fund may continue to accept orders to purchase shares of the Fund through October 6, 2005 and will continue to reinvest dividends through the Liquidation Date, although the Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. In light of the impending liquidation of the Fund, investors may want to consider other investment options available to them, including other Security Funds, which are available to current Fund shareholders at no (or reduced) sales charges in accordance with the exchange privilege described in the Prospectus. Investors may continue to redeem shares of the Fund through the Liquidation Date.

On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, the Fund will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder's proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

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Investors should retain this Supplement for future reference.